Other Information	12 Months Ended
Dec. 31, 2022
Disclosure of Information About Methods Inputs and Assumptions Used for Measuring Obligations for Returns Refunds and Other Similar Obligations [Abstract]
Other information

7. Other information

7.1. Segment reporting

The Group has one segment. The Group is a clinical-stage biopharmaceutical group focused on applying its proprietary anti-C5a and C5aR technologies. These activities are conducted as own project development. The Board of Directors is the chief operating decision maker. Management of resources and reporting to the decision maker is based on the Group as a whole.

All operational activities are conducted in Germany and the United States. No revenues were generated in 2022, 2021 and 2020. The geographic location of the Group’s non-current assets are as follows:

●	December 31, 2022: €4.9 million in Germany and €0.1 million in the United States; and

●	December 31, 2021: €29.3 million in Germany and €0.2 million in the United States.

None of the non-current assets are in the country where the Company is incorporated (the Netherlands).

7.2. Related party transactions

The compensation of the Group’s executive management comprises the following for the 12 months ending December 31, 2022:

Board Compensation	2022	2021	2020
		(in €)
Executive Management
Short-term employee benefits	2,774,485	2,817,792	1,995,292
Share-based payments	4,808,094	3,347,203	1,139,286
Total	7,582,579	6,164,995	3,134,578
Non-executive Board of Directors Members
Short-term employee benefits	248,725	271,248	283,127
Share-based payments	529,859	488,937	69,938
Total	778,584	760,185	353,065
Total Compensation	8,361,163	6,925,180	3,487,643

Executive Management comprises Executive Directors of the Board of Directors and members from the C-Level of the Company.

The table above discloses short-term employee benefits that were contractually agreed for the Board of Directors and executive management. As of December 31, 2022, €0.9 million were not paid but accrued (2021: €1.0 million) for executive management and €0.1 million (2021: €0.2 million) for non-executive members of the Board of Directors.

Remuneration of the Group’s executive management comprises fixed and variable components and share-based payment awards. In addition, executive management receive supplementary benefits and allowances.

The Company entered into indemnification agreements with its directors and senior management. The indemnification agreements and the Company’s Articles of Association require the Company to indemnify its directors to the fullest extent permitted by law.

The Company’s current and future directors (and such other officer or employee as designated by the Board of Directors) have the benefit of indemnification provisions in the Articles of Association of InflaRx N.V. These provisions give the indemnified persons the right to recover from the Company amounts, including, but not limited to, litigation expenses, and any damages they are ordered to pay, in relation to acts or omissions in the performance of their duties. However, there is no entitlement to indemnification for acts or omissions which are considered to constitute malice, gross negligence, intentional recklessness and/or serious culpability attributable to such indemnified person. These agreements also provide, subject to certain exceptions, for indemnification for related expenses including, among others, attorneys’ fees, judgements, penalties, fines and settlement amounts incurred by any of these individuals in any action or proceeding. In addition to such indemnification, the Company provides its directors with directors’ and officers’ liability insurance.

7.3. Agreements with Staidson

In connection with the Co-Development Addendum, on December 21, 2022, the Company and Staidson Hong Kong Investment Company Limited entered into a Share purchase Agreement with Staidson Hong Kong Investment Company Limited is wholly owned by Staidson. For more information we refer to Note 4.9.1.